UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 5. Other Matters and Regulation FD Disclosure

On May 28, 2004, Cheniere Energy, Inc. issued a press release announcing that the Federal Energy Regulatory Commission issued the Final Environmental Impact Statement for Freeport Development LNG L.P.’s liquefied natural gas receiving terminal and natural gas pipeline. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99.1*	Press Release dated May 28, 2004.

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: June 3, 2004	By:	/s/ Craig K. Townsend
	Name:	Craig K. Townsend
	Title:	Vice President & Controller